Exhibit 99.1

EMCORE Reports Fiscal 2020  First Quarter Results

ALHAMBRA, CA, February 5, 2020 – EMCORE Corporation (Nasdaq: EMKR), a leading provider of mixed-signal products that provide the foundation for today’s leading-edge aerospace & defense systems and high-speed communication networks, today announced results for its fiscal 2020  first quarter ended December 31, 2019 (1Q20).  Management will host a conference call to discuss financial and business results tomorrow, Thursday, February 6, 2020, at 8:00 AM Eastern Time.

Consolidated revenue was $25.5 million, a 5% sequential-quarter increase, and comprised $13.7 million from the Aerospace and Defense segment and $11.8 million from the Broadband segment.  Net loss on a GAAP basis was $1.3 million and on a non-GAAP basis was $1.8 million, compared with a net loss of $15.0 million and $7.7 million in the prior quarter, respectively.  Adjusted EBITDA was positive $0.2 million.

“EMCORE delivered solid results in the first quarter, with significantly improved operating performance, as well as break-even Adjusted EBITDA two quarters ahead of schedule”, said Jeff Rittichier, EMCORE’s President and CEO.  “While there is still much work to be done this year to further improve our operations, including the completion of our move to EMS manufacturing for our Cable TV products, we believe we are off to a good start and are pleased with the progress we have made thus far.”

Consolidated Results

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019	+ increase /
	1Q20	4Q19	- decrease
Revenue	$25.5M	$24.3M	+$1.2M
Gross Margin (1)	29%	-1%	+30%
Operating Expenses (1) (2)	$8.9M	$14.4M	+$5.5M
Operating Margin (1) (2)	-6%	-60%	+54%
Net Income (Loss) (1) (2)	($1.3M)	($15.0M)	+$13.7M
Earnings (Loss) Per Share (1) (2)	($0.05)	($0.52)	+$0.47
Non-GAAP Gross Margin (3)	30%	19%	+11%
Non-GAAP Operating Expenses (3)	$9.4M	$12.4M	-$3.0M
Non-GAAP Operating Margin (3)	-7%	-32%	+25%
Non-GAAP Net Income (Loss) (3)	($1.8M)	($7.7M)	+$5.9M
Non-GAAP Earnings (Loss) Per Share (3)	($0.06)	($0.27)	+$0.21
Adjusted EBITDA (3)	$0.2M	($5.7M)	+$5.9M
Ending Cash and Cash Equivalents	$15.4M	$22.0M	-$6.6M
Current Borrowings from Credit Facility	$4.5M	$5.5M	-$1.0M
(1) 4Q19 includes $4.8M of non-recurring net charges related to the transitioning of the CATV business to EMS manufacturing
(2) 1Q20 includes $1.6M of non-operating gains on the sale of CATV production assets
(3) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

Aerospace and Defense (A&D) Segment

A&D’s sequential-quarter revenue slightly decreased due to lower sales of Fiber Optic Gyroscopes, largely offset by increased Quartz MEMS and Defense Optoelectronics revenue.  A&D’s gross margin increase was driven by improved Quartz MEMS and Defense Optoelectronic margins.

Three Months Ended
	Dec 31, 2019	Sep 30, 2019	+ increase /
	1Q20	4Q19	- decrease
A&D Segment Revenue	$13.7M	$14.0M	-$0.3M
A&D Segment Gross Margin	33%	20%	+13%
A&D Segment R&D Expense	$4.0M	$4.7M	-$0.7M
A&D Segment Profit	$0.5M	($1.9M)	+$2.4M
Non-GAAP A&D Segment Gross Margin (1)	33%	21%	+12%
Non-GAAP A&D Segment R&D Expense (1)	$3.9M	$4.6M	-$0.7M
Non-GAAP A&D Segment Profit	$0.7M	($1.7M)	+$2.4M
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

Broadband Segment

Broadband’s sequential-quarter revenue increase was driven by increased sales across the full portfolio of product lines including CATV, Chips, and Wireless.  Broadband’s gross margin increase, excluding a 4Q19 $4.7 million non-recurring charge related to the transitioning of the CATV business, was driven by a more favorable mix and lower costs.

Three Months Ended
	Dec 31, 2019	Sep 30, 2019	+ increase /
	1Q20	4Q19	- decrease
Broadband Segment Revenue	$11.8M	$10.3M	+$1.5M
Broadband Segment Gross Margin (1)	26%	-29%	+55%
Broadband Segment R&D Expense	$0.7M	$1.8M	-$1.1M
Broadband Segment Profit	$2.3M	-$4.8M	$7.1M
Non-GAAP Broadband Segment Gross Margin (2)	26%	17%	+9%
Non-GAAP Broadband Segment R&D Expense (2)	$0.6M	$1.7M	-$1.1M
Non-GAAP Broadband Segment Profit	$2.5M	$0.1M	+$2.4M
(1) 4Q19 includes a $4.7M non-recurring charge related to the transitioning of the CATV business
(2) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

Business Outlook

The Company expects revenue for the fiscal second quarter ending March 31, 2020  (2Q20) to be in the range of $23 million to $25 million.

Conference Call

The Company will discuss its financial results on February 6, 2020 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available by dialing 800-353-6461. For international callers, please dial +1 334-323-0501. The conference passcode number is 7352152. The call will be webcast live via the Company's website at http://investor.emcore.com/events.cfm. A webcast will be available for replay beginning Thursday, February 6, 2020 for at least 90 days following the conclusion of the call on the Company's website.

About EMCORE

EMCORE Corporation is a leading provider of advanced mixed-signal products that provide the foundation for today’s leading-edge aerospace & defense systems and high-speed broadband communication networks. Our optical chips, components, subsystems and systems enable broadband and wireless service providers to continually enhance their network capacity, speed, and coverage to advance the free flow of information that empowers the lives of millions of people daily. The mixed-signal technology at the heart of our broadband transmission products is shared with our fiber optic gyros and military communications links to provide the aerospace and defense markets state-of-the-art systems that keep us safe in an increasingly unpredictable world.

EMCORE’s performance-leading optical components and systems serve a broad array of applications including cable television, fiber-to-the-premise networks, telecommunications, data centers, wireless infrastructure, satellite RF fiber links, navigation systems, and military communications.  EMCORE has vertically integrated manufacturing capability through its world-class Indium Phosphide (InP) wafer fabrication facility at our headquarters in Alhambra, California and is ISO 9001 certified in Alhambra and at our facility in Beijing, China.  Our manufacturing facility located in Concord, California is registered to AS 9100 standards.  For further information about EMCORE, visit http://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (GAAP) in the preparation of its financial statements.  We disclose supplemental non-GAAP earnings measures for gross profit margin, operating expenses, operating profit margin, net income, and earnings per share, as well as adjusted EBITDA.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods.  The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods.  We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance.  While we believe in the usefulness of these supplemental non-GAAP measures,  there are limitations.  Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation.  We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure.  The adjustments share one or more of the following characteristics:  they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash,  they are unrelated to the ongoing operation of the business in the ordinary course,  or their magnitude and timing is largely outside of the Company’s control.  For all reporting periods disclosed, the Company has applied consistent rationale, method,  and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures.  Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP.  Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”,  “believes”,  “can”,  “could”,  “estimates”,  “expects”,  “forecasts”,  “intends”,  “may”,  “plans”,  “projects”,  “targets”,  “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; (g) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (h) acquisition-related risks, including that (i) the revenues and net operating results obtained from our acquisition of the Systron Donner Inertial ("SDI") business may not meet our expectations, (ii) the costs and cash expenditures for integration of the SDI business operations may be higher than expected, (iii) there could be losses and liabilities arising from the acquisition of SDI that we will not be able to recover from any source, and (iv) we may not realize sufficient scale in our navigation systems product line from the SDI acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (i) risks related to our ability to obtain capital; (j) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility; and (k) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION

Condensed Consolidated Statement of Operations

	For the three months ended
	December 31,
	2019	2018
Revenue	$25,482	$24,001
Cost of revenue	18,008	18,193
Gross profit	7,474	5,808
Operating expense:
Selling, general, and administrative	5,887	7,593
Research and development	4,642	4,019
Gain on sale of assets	(1,602)	—
Total operating expense	8,927	11,612
Operating loss	(1,453)	(5,804)
Other income:
Interest (expense) income, net	(15)	267
Foreign exchange gain	147	14
Total other income	132	281
Loss before income tax expense	(1,321)	(5,523)
Income tax expense	(14)	(15)
Net loss	$(1,335)	$(5,538)
Foreign exchange translation adjustment	(36)	14
Comprehensive loss	$(1,371)	$(5,524)
Per share data:
Net loss per basic and diluted share	$(0.05)	$(0.20)
Weighted-average number of basic and diluted shares outstanding	28,832	27,534

EMCORE CORPORATION

Condensed Consolidated Balance Sheets

	As of	As of
	December 31,	September 30,
	2019	2019
ASSETS
Current assets:
Cash and cash equivalents	$15,356	$21,574
Restricted cash	30	403
Accounts receivable, net of allowance of $258 and $148, respectively	19,279	18,497
Contract assets	1,625	1,055
Inventory	25,095	24,051
Prepaid expenses and other current assets	4,983	6,389
Assets held for sale	1,678	—
Total current assets	68,047	71,969
Property, plant, and equipment, net	33,996	37,223
Goodwill	69	69
ROU assets	4,586	—
Other intangible assets, net	229	239
Other non-current assets	62	62
Total assets	$106,989	$109,562
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Borrowings from credit facility	$4,459	$5,497
Accounts payable	10,796	10,701
Accrued expenses and other current liabilities	8,929	14,521
ROU liability - current	823	—
Total current liabilities	25,007	30,719
ROU liability - non-current	3,882	—
Asset retirement obligations	1,898	1,890
Other long-term liabilities	73	207
Total liabilities	30,860	32,816
Commitments and contingencies (Note 13)
Shareholders’ equity:
Common stock, no par value, 50,000 shares authorized; 35,858 shares issued and 28,948 shares outstanding as of December 31, 2019; 35,803 shares issued and 28,893 shares outstanding as of September 30, 2019	740,680	739,926
Treasury stock at cost; 6,910 shares	(47,721)	(47,721)
Accumulated other comprehensive income	914	950
Accumulated deficit	(617,744)	(616,409)
Total shareholders’ equity	76,129	76,746
Total liabilities and shareholders’ equity	$106,989	$109,562

EMCORE CORPORATION

Reconciliations of GAAP to Non-GAAP Financial Measures

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019
	1Q20	4Q19
Gross Profit	$7,493	$(232)
Gross Margin	29%	-1%

Adjustments:
Stock-based compensation	136	128
Asset retirement obligation (ARO) accretion	8	14
Amortization of acquired intangibles	9	11
CATV transition - inventory adjustment	—	4,714
Total adjustments	153	4,867

Non-GAAP Gross Profit	$7,646	$4,635
Non-GAAP Gross Margin	30%	19%

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019
	1Q20	4Q19
Operating Expenses	$8,927	$14,376
Stock-based compensation	(666)	(655)
Acquisition-related expenses	(40)	(146)
Severance and restructuring charges	—	(86)
CATV transition - severance charges	(204)	(388)
CATV transition - gain on sale of asset	1,583	302
Litigation-related expenses & arbitration ruling	(204)	(1,022)
Gain/loss due to change in ARO estimate		(26)
Gain/loss on sale of assets	19	—
Non-GAAP Operating Expenses	$9,415	$12,355

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019
	1Q20	4Q19
Operating Profit	$(1,453)	$(14,608)
Operating Margin	-6%	-60%

Adjustments:
Stock-based compensation	802	783
Asset retirement obligation (ARO) accretion	8	14
Acquisition-related expenses	40	146
Amortization of acquired intangibles	9	11
Severance and restructuring charges	—	86
CATV transition - severance charges	204	388
CATV transition - inventory adjustment	—	4,714
CATV transition - gain on sale of asset	(1,583)	(302)
Litigation-related expenses & arbitration ruling	204	1,022
Gain/loss due to change in ARO estimate	—	26
Gain/loss on sale of assets	(19)	—
Total adjustments	(335)	6,888

Non-GAAP Operating Profit	(1,787)	(7,720)
Non-GAAP Operating Margin	-7%	-32%

Depreciation	1,964	2,070
Adjusted EBITDA	$176	$(5,650)
Adjusted EBITDA %	1%	-23%

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019
	1Q20	4Q19
Net Income (Loss)	$(1,335)	$(14,975)
Earnings (Loss) Per Share	(0.05)	(0.52)

Adjustments:
Stock-based compensation	802	783
Asset retirement obligation (ARO) accretion	8	14
Acquisition-related expenses	40	146
Amortization of acquired intangibles	9	11
Severance and restructuring charges	—	86
CATV transition - severance charges	204	388
CATV transition - inventory adjustment	—	4,714
CATV transition - gain on sale of asset	(1,583)	(302)
Litigation-related expenses & arbitration ruling	204	1,022
Gain/loss due to change in ARO estimate	—	26
Gain/loss on sale of assets	(19)	—
Foreign currency gain/loss	(147)	396
Income tax expense	14	10
Total adjustments	(468)	7,294

Non-GAAP Net Income (Loss)	(1,803)	(7,681)
Non-GAAP Earnings (Loss) Per Share	(0.06)	(0.27)

Interest income/expense	15	(39)
Depreciation	1,964	2,070
Adjusted EBITDA	$176	$(5,650)
Adjusted EBITDA %	1%	-23%

	Three Months Ended			Three Months Ended
	Dec 31, 2019	Sep 30, 2019		Dec 31, 2019	Sep 30, 2019
	1Q20	4Q19		1Q20	4Q19
Aerospace and Defense			Broadband
Gross Profit	$4,488	$2,788	Gross Profit	$3,005	$(3,020)
Gross Margin	33%	20%	Gross Margin	26%	-29%

Adjustments:			Adjustments:
Stock-based compensation	83	81	Stock-based compensation	53	46
Asset retirement obligation (ARO) accretion	—	—	Asset retirement obligation (ARO) accretion	8	14
Amortization of acquired intangibles	9	11	Amortization of acquired intangibles	—	—
CATV transition - inventory adjustment	—	—	CATV transition - inventory adjustment	—	4,714
Total adjustments	92	92	Total adjustments	61	4,774

Non-GAAP Gross Profit	$4,580	$2,880	Non-GAAP Gross Profit	$3,066	$1,754
Non-GAAP Gross Margin	33%	21%	Non-GAAP Gross Margin	26%	17%

Aerospace and Defense			Broadband
R&D Expenses	$3,951	$4,656	R&D Expenses	$692	$1,779
Stock-based compensation	(90)	(72)	Stock-based compensation	(90)	(99)
Non-GAAP R&D Expenses	$3,861	$4,584	Non-GAAP R&D Expenses	$602	$1,680